UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2021

The Oncology Institute, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39248 (Commission File Number)	84-3562323 (I.R.S. Employer Identification No.)
18000 Studebaker Rd, Suite 800 Cerritos, California		90703
(Address of principal executive offices)		(Zip Code)

(213) 760-1328

(Registrant’s telephone number, including area code)

DFP Healthcare Acquisitions Corp.

345 Park Avenue South

New York, New York 10010

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	TOI	The Nasdaq Stock Market LLC
Warrants to purchase common stock	TOIIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Unless the context otherwise requires, “we,” “us,” “our,” “TOI” and the “Company” refer to The Oncology Institute, Inc., a Delaware corporation (f/k/a DFP Healthcare Acquisitions Corp., a Delaware corporation), and its consolidated subsidiaries following the Closing. Unless the context otherwise requires, references to “DFP” refer to DFP Healthcare Acquisitions Corp., a Delaware corporation, prior to the Closing. All references herein to the “Board” refer to the board of directors of the Company.

The Company is filing this Form 8-K/A (this "Amendment") to amend its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission (the "SEC") on November 18, 2021 ("Original Form 8-K") as set forth below. Except as expressly set forth herein, this Amendment does not amend, modify or update the disclosures contained in the Original Form 8-K. Terms used in this Amendment but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Original Form 8-K.

Item 1.01. Entry into a Material Definitive Agreement.

Exchange Agreement

On November 12, 2021, in connection with the consummation of the Business Combination, DFP entered into an Exchange Agreement, dated as of November 12, 2021, by and among DFP, the Deerfield Funds and the Sponsor (the “Exchange Agreement”), to provide for the exchange of a number of Class A Common Stock and Class B Common Stock owned by the Deerfield Funds and the Sponsor for shares of Class A Common Equivalent Preferred Stock. The Class A Common Equivalent Preferred Stock is subject to a lock-up period. A copy of the Exchange Agreement is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

This Amendment replaces Footnotes (8), (9), (10) and (11) to the beneficial ownership table in the subsection titled “Security Ownership of Certain Beneficial Owners and Management” in Item 2.01 of the Original Form 8-K in their entirety as follows:

(8)	Consists of (i) 141,380 shares received in connection with the Business Combination and representing restricted earn-out shares subject to forfeiture and unvested until such time the Issuer's stock price reaches $12.50 per share for 20 days within any 30 consecutive trading days for the two-year period following the closing of the Business Combination, subject to continued employment at such time, (ii) 212,070 shares received in connection with the Business Combination and representing restricted earn-out shares subject to forfeiture and unvested until such time the Issuer's stock price reaches $15.00 per share for 20 days within any 30 consecutive trading days for the three-year period following the closing of the Business Combination, subject to continued employment at such time and (iii) 569,066 shares of common stock issuable upon exercise of stock options held by Mr. Hively that are exercisable within 60 days of the Closing Date.

(9)	Consists of (i) 78,094 shares received in connection with the Business Combination and representing restricted earn-out shares subject to forfeiture and unvested until such time the Issuer's stock price reaches $12.50 per share for 20 days within any 30 consecutive trading days for the two-year period following the closing of the Business Combination, subject to continued employment at such time, (ii) 195,236 shares received in connection with the Business Combination and representing restricted earn-out shares subject to forfeiture and unvested until such time the Issuer's stock price reaches $15.00 per share for 20 days within any 30 consecutive trading days for the three-year period following the closing of the Business Combination, subject to continued employment at such time and (iii) 229,853 shares of common stock issuable upon exercise of stock options held by Mr. Virnich that are exercisable within 60 days of the Closing Date.

(10)	Consists of (i) 47,566 shares received in connection with the Business Combination and representing restricted earn-out shares subject to forfeiture and unvested until such time the Issuer's stock price reaches $12.50 per share for 20 days within any 30 consecutive trading days for the two-year period following the closing of the Business Combination, subject to continued employment at such time, (ii) 118,916 shares received in connection with the Business Combination and representing restricted earn-out shares subject to forfeiture and unvested until such time the Issuer's stock price reaches $15.00 per share for 20 days within any 30 consecutive trading days for the three-year period following the closing of the Business Combination, subject to continued employment at such time and (iii) 96,487 shares of common stock issuable upon exercise of stock options held by Mr. Dalgleish that are exercisable within 60 days of the Closing Date.

(11)	Consists of (i) 11,359 shares received in connection with the Business Combination and representing restricted earn-out shares subject to forfeiture and unvested until such time the Issuer's stock price reaches $12.50 per share for 20 days within any 30 consecutive trading days for the two-year period following the closing of the Business Combination, subject to continued employment at such time, (ii) 17,039 shares received in connection with the Business Combination and representing restricted earn-out shares subject to forfeiture and unvested until such time the Issuer's stock price reaches $15.00 per share for 20 days within any 30 consecutive trading days for the three-year period following the closing of the Business Combination, subject to continued employment at such time and (iii) 36,129 shares of common stock issuable upon exercise of stock options held by Mr. Podnos that are exercisable within 60 days of the Closing Date.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

This amendment replaces and refiles Exhibits 10.2, 10.2 and 10.3 of the Original 8-K and supplementally adds to the Exhibits table in Item 9.01 of the Original 8-K the following:

Exhibit No.	Description

3.3	Certificate of Designation of Series A Common Stock Equivalent Convertible Preferred Stock

4.2	Specimen Preferred Stock Certificate of The Oncology Institute, Inc.

10.1	Amended and Restated Registration Rights Agreement by and among DFP Healthcare Acquisitions Corp, DFP Sponsor LLC and certain other parties thereto.

10.2	The Oncology Institute, Inc. 2021 Incentive Award Plan.

10.3	The Oncology Institute, Inc. Employee Stock Purchase Plan .

10.4	Exchange Agreement, dated as of November 12, 2021, by and among DFP Healthcare Acquisitions Corp., Deerfield Private Design Fund IV, L.P., Dererfield Partners, L./P. and DFP Sponsor LLC.

10.5	Form of Indemnification Agreement.

10.6†	Amended and Restated Management Services Agreement, dated January 12, 2021, by and between TOI Management, LLC and The Oncology Institute CA, as amended.

10.7+	TOI Parent, Inc. 2019 Non-Qualified Stock Option Plan.

21.1	List of Subsidiaries.

99.3	Press Release dated November 15, 2021.

†	The annexes, schedules, and certain exhibits to this Exhibit have been omitted pursuant to Item 601(b)(10) of Regulation S-K. The Registrant hereby agrees to furnish supplementally a copy of any omitted annex, schedule or exhibit to the SEC upon request.

+	Indicates a management contract or compensatory plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Oncology Institute, Inc.

Date: November 22, 2021	By:	/s/ Mark Hueppelsheuser
	Name:	Mark Hueppelsheuser
	Title:	General Counsel